2 SIGNIFICANT ACCOUNTING POLICIES: Recent accounting pronouncements (Policies)	12 Months Ended
Dec. 31, 2017
Policies
Recent accounting pronouncements

Recent accounting pronouncements

IFRS 9 was issued in November 2009 and subsequently amended as part of an ongoing project to replace IAS 39 Financial instruments: Recognition and measurement. The standard introduces new requirements for classifying and measuring financial assets and liabilities. The effective date of IFRS 9 is January 1, 2018. The Company intends to adopt the standard on its effective date and has not yet evaluated the impact on the consolidated financial statements.

In May 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers (“IFRS 15”). IFRS 15 is effective for periods beginning on or after January 1, 2018 and is to be applied retrospectively. IFRS 15 clarifies the principles for recognizing revenue from contracts with customers. IFRS 15 will also result in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively (i.e. service revenue and contract modifications) and improve guidance for multiple-element arrangements. The Company has completed its analysis of this new standard and concluded that its adoption of the new standard will not have a material effect on its consolidated financial statements and related disclosures. The Company adopted the new standard effective January 1, 2018.

IFRS 16, “Leases”, will be effective for annual periods beginning on or after January 1, 2019. The most significant change introduced by IFRS 16 is a single lessee accounting model, bringing leases on balance sheet for lessees. Management anticipates that this standard will be adopted in the Company's consolidated financial statements for the year beginning January 1, 2019 and has not yet considered the potential impact of the adoption of IFRS 16.